UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2007

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

___________

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01 Regulation FD Disclosure

On December 17, 2007, the Company issued the following press release.

Puget Sound Energy and Consortium of North American Infrastructure Investors File Merger Application with Washington Utilities and Transportation Commission
After Consortium Invests $296 million and Puget Energy “Go-Shop” Process Ends

BELLEVUE, Wash. Dec. xx - Puget Sound Energy (PSE), a regulated utility subsidiary of Puget Energy (NYSE: PSD) providing electric and natural gas service to the growing Puget Sound region of western Washington, and a consortium of North American infrastructure investors today filed an application with the Washington Utilities and Transportation Commission (WUTC) to request its approval in connection with the proposed merger of Puget Energy announced on Oct. 26, 2007.
Under the terms of the merger agreement, the consortium will acquire all of the outstanding common shares of Puget Energy for $30.00 per share in cash,subject to the approval of Puget Energy’s shareholders and certain regulatory approvals, including those described below.
“We’re taking the necessary steps to move forward with the merger by preparing and filing the requisite applications and materials to receive regulatory approval,” said Stephen P. Reynolds, chairman, president and chief executive officer of Puget Energy and Puget Sound Energy. “We’ve made significant progress in the last few weeks to get us to this milestone of seeking approval from the WUTC.”
On Dec. 3, 2007, after receiving notice of early termination of the required waiting period under the Hart-Scott-Rodino Act, Reynolds noted, Puget Energy completed the sale to the consortium of 12.5 million shares for an aggregate offering price of approximately $296 million. This infusion will fund PSE's ongoing construction program and working capital needs.
Reynolds noted that during the go-shop process, which ended on Dec. 10, 2007, no proposal was received that could reasonably be expected to result in a proposal superior to the definitive merger agreement with the consortium led by Macquarie Infrastructure Partners (MIP), the Canada Pension Plan Investment Board and British Columbia Investment Management Corporation. The consortium also includes Alberta Investment Management, Macquarie-FSS Infrastructure Trust and Macquarie Group Limited.
“The results of the go-shop process have helped to confirm that partnering with the consortium comprised of committed and experienced long-term infrastructure investors will provide the best end result for our shareholders, customers, employees and the communities we serve in Western Washington,” said Reynolds.
Under the terms of the merger agreement, Puget Energy had the right to solicit other acquisition proposals through Dec 10, 2007.  The Puget Energy board of directors, with the assistance of financial advisor Morgan Stanley & Co. Incorporated, solicited interest from approximately 20 potential purchasers, including U.S. utility companies, non-U.S. utility companies, other energy companies and infrastructure investors.  Puget Energy entered into confidentiality agreements with three of these entities and provided confidential information to them regarding Puget Energy and PSE.
Puget Energy and the consortium are continuing their efforts to complete the merger by the second half of 2008. Puget Energy and the consortium plan to submit filings with Federal Energy Regulatory Commission, the Federal Communications Commission, the Federal Trade Commission, and U.S. Department of Justice (under the Hart-Scott-Rodino Act) within the next few months.  Puget Energy expects to hold its shareholder vote on the merger on a date to be determined after the Securities and Exchange Commission review of the preliminary proxy statement related to the merger.

About Puget Energy
Puget Energy (NYSE:PSD) is the parent company of Puget Sound Energy (PSE), a regulated utility, providing electric and natural gas service primarily to the growing Puget Sound region of Western Washington. For more information, visit www.PugetEnergy.com.

About Puget Sound Energy
Washington state’s oldest and largest energy utility, with a 6,000-square-mile service territory stretching across 11 counties, Puget Sound Energy (PSE) serves more than 1 million electric customers and 725,000 natural gas customers. PSE, a subsidiary of Puget Energy (NYSE: PSD), meets the energy needs of its growing customer base primarily in Western Washington through incremental, cost-effective energy conservation, low-cost procurement of sustainable energy resources, and far-sighted investment in the energy-delivery infrastructure. PSE employees are dedicated to providing great customer service to deliver energy that is safe, reliable, reasonably priced, and environmentally responsible. For more information, visit www.PSE.com.

Forward Looking Statements
Certain statements in this press release regarding the proposed transaction between Puget Energy and the consortium of investors led by MIP constitutes “forward-looking statements” under the federal securities laws. These forward looking statements are subject to a number of substantial risks and uncertainties and may be identified by the words “will,” “anticipate,” “believe,” “expect,” “may” or “intend” or similar expressions. Actual results could differ materially from these forward-looking statements. Factors that might cause or contribute to such material differences include, but are not limited to, the ability of Puget Energy to obtain required regulatory and shareholder approvals of the merger, the possibility that the merger will not close or that the closing will be delayed, and other events and factors disclosed previously and from time to time in Puget Energy’s filings with the SEC, including Puget Energy’s Annual Report on Form 10-K for the year ended December 31, 2006. Puget Energy disclaims any obligation to update any forward-looking statements after the date of this news release.

You should not place undue reliance on any forward-looking statements contained herein. Except as expressly required by the federal securities laws, Puget Energy undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, changed circumstances or for any other reason.

Additional Information and Where to Find It
In connection with the proposed transaction, Puget Energy will file a proxy statement with the SEC. Before making any voting or investment decision, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained at no cost from Puget Energy by directing the request to Puget Energy, 10885 NE 4th Street, PSE-08, Bellevue, WA 98004, Attention: Sue Gladfelter.

Participants in Solicitation
Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the proposed transaction. Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the transaction when it becomes available.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
PUGET ENERGY, INC.

By: /s/ Jennifer L. O’Connor
Dated: December 17, 2007	Jennifer L. O’Connor Senior Vice President, General Counsel, Chief Ethics and Compliance Officer and Corporate Secretary